UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FEMASYS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 30, 2026
To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Femasys Inc. to be held on Wednesday, June 24, 2026 at 9:00 a.m. Eastern Daylight Time at the offices of Femasys Inc. at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. Only stockholders of record at the close of business on April 27, 2026 may vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the Annual Meeting.

Your vote is important. We are primarily providing access to our proxy materials over the internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about April 30, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2026 Proxy Statement and 2025 Annual Report on the internet and will include instructions on how you can receive a paper copy of the Annual Meeting materials, including the Notice of Annual Meeting, proxy statement and proxy card.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: 1) over the internet at www.proxyvote.com, 2) by telephone by calling the toll-free number 1-800-690-6903, or 3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer

FEMASYS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 30, 2026

Time and Date:	June 24, 2026 at 9:00 a.m. Eastern Daylight Time.

Place:	The Annual Meeting will be held on Wednesday, June 24, 2026 at 9:00 a.m. Eastern Daylight Time at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024.

Items of Business:	1.
Elect two Class II directors listed in the accompanying proxy statement, to serve a three-year term expiring at the 2029 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	Ratify the appointment of KPMG LLP as the independent registered public accounting firm of Femasys Inc. for the fiscal year ending December 31, 2026.

	3.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only holders of record of common stock at the close of business on April 27, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:
With respect to all matters that will come before the Annual Meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 27, 2026, the record date.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website https://ir.femasys.com/overview/ or, if you are a registered holder, contact our transfer agent, Broadridge Investor Communication Solutions, Inc., by telephone at (844) 998-0339, or by email at shareholder@broadridge.com. If you wish to contact us by mail:

Regular Mail
Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717

Overnight Mail
Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
1155 Long Island Avenue
Edgewood, NY 11717-8309

We are primarily providing access to our proxy materials over the internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about April 30, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2026 Proxy Statement and 2025 Annual Report on the internet and will include instructions on how you can receive a paper copy of the Annual Meeting materials, including the Notice of Annual Meeting, proxy statement and proxy card.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: 1) over the internet at www.proxyvote.com, 2) by telephone by calling the toll-free number 1-800-690-6903, or 3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ATTN: IWS

By Order of the Board of Directors,

/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer

i

FEMASYS INC.

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 24, 2026

April 30, 2026

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors of Femasys Inc. (“Femasys”) for use at the Femasys 2026 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Wednesday, June 24, 2026 at 9:00 a.m. Eastern Daylight Time at the offices of Femasys at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Femasys” refer to Femasys Inc.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why did I receive a notice regarding the availability of proxy materials on the internet?

A:        Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board” or “Board of Directors”) of Femasys Inc. (sometimes referred to as the “Company” or “Femasys”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 30, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

Q:	What is the purpose of the meeting?

A:
At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following two proposals at the meeting:

1.
to elect Charles Larsen and Kenneth Eichenbaum as Class II directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and

2.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q:	Could matters other than Proposal One and Proposal Two be decided at the meeting?

A:
Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Femasys, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•	“FOR” the nominees to the board of directors (Proposal One); and

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal Two).

Q:	Who may vote at the Annual Meeting?

A:
Holders of record of our common stock as of the close of business on April 27, 2026, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 60,390,686 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Broadridge Investor Communication Solutions, Inc., you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by Femasys.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. In most instances, you can do this over the internet, or, you may mark, sign, date and mail your voting instruction form using the envelope your broker, bank or other nominee provides. The materials that were sent to you have specific instructions for how to submit your vote and the deadline for doing so. If you would like to revoke your proxy, you must follow the broker, bank or other nominee’s instructions on how to do so.

Because you are not the stockholder of record, you are required to obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Q:	How do I vote?

A.	The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may:

•	vote online by visiting: www.proxyvote.com. You will be asked to provide the Company ID and control number from your Notice;

•	vote by telephone, dial toll free 1-800-690-6903. You will be asked to provide the Company ID and control number from your Notice;

•
vote by mail if you requested printed proxy materials, you can vote by promptly completing and returning your signed proxy card in the envelope provided. You should mail your signed proxy sufficiently in advance for it to be received by June 23, 2026; or

•	vote in person—you may attend the Annual Meeting and vote your shares in person.

Votes submitted by telephone or online must be received prior to the start of the meeting. Submitting your proxy, whether by telephone, online or by mail, will not affect your right to vote in person should you decide to attend the meeting in person.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To vote in person at the meeting, you will be required to obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	How do I vote online or telephone?

A.
If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice. Please have each Notice you received in hand when you vote online or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and online voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A:
Each share of Femasys common stock issued and outstanding as of the close of business on April 27, 2026 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 27, 2026, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 27, 2026.

Q:	What is the quorum requirement for the meeting?

A:
The holders of 33.34% of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:
Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the Annual Meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Two, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•	Proposal One: The directors shall be elected by a plurality of the votes properly cast on the election of directors.

•	Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	If I submit a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one Notice?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of the Notice or multiple voting instruction cards from their nominee. For example, stockholders who hold shares in more than one brokerage account may receive separate voting instruction cards for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one Notice. You should vote in accordance with all of the Notices and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to the Corporate Secretary of Femasys at Femasys Inc., 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024, prior to your shares being voted;

•	transmitting a subsequent vote online or by telephone prior to the close of voting; or

•	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Annual Meeting in person?

A:
Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person, but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photographic identification to the Annual Meeting. For example, you may bring an account statement showing that you beneficially own shares common stock as of the record date as acceptable proof of ownership. In addition, if you wish to vote in person at the Annual Meeting, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	Can I submit questions prior to the meeting?

A:	No, you can only submit questions during the meeting.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?

A:
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at ir@femasys.com to arrange for inspection of the list at our corporate headquarters, 3950 Johns Creek Court, Suite 100, Suwanee, GA 30024.

Q:	Who will tabulate the votes?

A:	Dov Elefant, our Chief Financial Officer, will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission, or the SEC, within four business days after the Annual Meeting.

Q:	What if I have questions about my Femasys shares or need to change my mailing address?

A:
You may contact our transfer agent, Broadridge Investor Communication Solutions, Inc., by telephone at (844) 998-0339, by email at shareholder@broadridge.com or by U.S. regular mail at Broadridge Shareholder Services, c/o Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717, if you have questions about your Femasys shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:
The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

Q:	What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2027 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2027 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 3950 Johns Creek Court, Suite 100, Suwanee, GA 30024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2027 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 29, 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Requirements for Stockholder Proposals to be presented at our 2027 Annual Meeting:

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2027 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:

•	not earlier than the close of business on February 24, 2027, and

•	not later than the close of business on March 26, 2027.

If we hold our 2027 annual meeting of stockholders more than 30 days before or more than 60 days after June 24, 2027 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our amended and restated bylaws. If a stockholder who has notified Femasys of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Femasys does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.femasys.com/governance/governance-documents/. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.

Board Leadership Structure and Role of the Board in Risk Oversight:

Our board of directors is currently chaired by Charles Larsen, an “independent director” as defined under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Our board of directors believes that separation of the positions of chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. The board of directors retains the flexibility to change its leadership structure from time to time as appropriate based on its view of the best interests of the company.

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors' leadership structure.

Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Mr. Larsen, Mr. Milnes, Mr. Eichenbaum or Mr. Uzialko, representing four of our five directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our common stock and/or convertible debt by certain non-employee directors and the relationships of certain non-employee directors with certain of our significant stockholders. Ms. Lee-Sepsick, as our President and Chief Executive officer is not “independent” under the rules of Nasdaq.

Board Diversity

We believe the board is most effective when it embodies a diverse range of views, backgrounds and experience. Diversity is considered in the broadest sense, including, among other attributes, reflecting geography, age, gender, leadership, perspectives, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. While the nominating and corporate governance committee does not have a formal policy on diversity with regard to consideration of director nominees, the nominating and corporate governance committee considers diversity in its selection of nominees and endeavors to include women and minority candidates in the qualified pool from which Board candidates are chosen.

Board Committees

Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

Each of the audit committee, the compensation committee and the nominating and corporate governance committee operate under a written charter that has been approved by our board of directors. A copy of each of the audit committee, compensation committee and nominating and corporate governance committee charters is available on our corporate website at https://ir.femasys.com/governance/governance-documents/. The information contained on or that can be accessed through our website is not incorporated by reference into this proxy statement, and you should not consider such information to be part of this proxy statement.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our risk management program, (iv) the performance of our independent auditor and (v) the design and implementation of our internal audit function and internal controls. Our audit committee is responsible for, among other things:

•
appointing, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;

•	discussing with our independent auditor any audit problems or difficulties and management's response;

•
pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee or exempt from such requirement under SEC rules);

•	reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;

•	discussing and overseeing our policies with respect to risk assessment and risk management, including cybersecurity risks; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee consists of Mr. Larsen, Mr. Milnes and Mr. Uzialko, with Mr. Larsen serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has affirmatively determined that Mr. Larsen, Mr. Milnes and Mr. Uzialko meet the definition of “independent director” under Rule 10A-3 of the Exchange Act and the Nasdaq rules for purposes of serving on the audit committee. In addition, our board of directors has determined that Mr. Larsen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite accounting or related financial management expertise and financial sophistication under the applicable rules and regulations of Nasdaq. The audit committee held 4 committee meetings during the fiscal year ended December 31, 2025.

Compensation Committee

Our compensation committee oversees our compensation policies, plans and benefits programs. Our compensation committee is responsible for, among other things:

•
reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer's performance in light of these goals and objectives and setting compensation;

•	reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;

•	reviewing and making recommendations to our board of directors regarding director compensation;

•	reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans and arrangements; and

•	appointing and overseeing any compensation consultants.

Our compensation committee consists of Mr. Larsen, Mr. Milnes and Mr. Uzialko, with Mr. Larsen serving as chair.

Our board of directors has determined that Mr. Larsen, Mr. Milnes and Mr. Uzialko meet the definition of “independent director” under the applicable Nasdaq rules for purposes of serving on the compensation committee, are “outside directors” as defined in Rule 162(m) of the Internal Revenue Code, or the Code, and “non-employee directors” as defined in Section 16b-3 of the Exchange Act. The compensation committee held 2 committee meetings during the fiscal year ended December 31, 2025.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our nominating and corporate governance committee is responsible for, among other things:

•	identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•	recommending to our board of directors the nominees for election to our board of directors at annual meetings of our stockholders;

•	overseeing the annual self-evaluations of our board of directors and management; and

•	developing and recommending to our board of directors a set of corporate governance guidelines and principles.

Our nominating and corporate governance committee consists of Mr. Milnes, Mr. Larsen and Mr. Eichenbaum, with Mr. Milnes serving as chair. Our board has determined that Mr. Milnes, Mr. Larsen and Mr. Eichenbaum meet the definition of “independent director” under applicable Nasdaq rules for purposes of serving on the nominating and corporate governance committee. The nominating and corporate governance committee held 2 committee meetings during the fiscal year ended December 31, 2025. Mr. Silverman was a member of our nominating and corporate governance committee prior to his resignation from our board of directors on March 17, 2026.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an officer or one of our employees. None of our executive officers currently serves, or in the past three years has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Compensation Committee Report

Our compensation committee has reviewed and discussed the Executive Compensation information contained in this proxy statement with management. Based on our compensation committee’s review and discussions with management, our compensation committee recommended to our board of directors that the compensation information be included in this proxy statement.

This report is submitted by the members of the compensation committee of the Board of Directors:

Submitted by the Compensation Committee
Charles Larsen
Alistair Milnes
Edward Uzialko

Insider Trading Policy; Employee, Officer and Director Hedging

Our executive officers, employees, and directors are subject to our insider trading policy, which we have filed as an exhibit to our Annual Report on Form 10-K. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. Femasys does not have a standalone anti-hedging policy.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2025, each member of our board of directors attended all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served. The board of directors held 11 board meetings during the fiscal year ended December 31, 2025.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the members of our board of directors were present at our 2025 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairman and independent directors) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia 30024
Attn: Corporate Secretary

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the investor section of our website, which is located at https://ir.femasys.com/governance/governance-documents/. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

Clawback Policy

Our board of directors has adopted a compensation recoupment, or “clawback,” policy for cash and equity incentive awards paid to executive officers providing for the recovery of applicable incentive-based compensation from current and former executive officers of the Company in the event the Company is required to restate its financial results due to material non-compliance with any financial reporting requirement under the federal securities laws as required by the Dodd-Frank Act and corresponding Nasdaq listing standards. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. We have filed our clawback policy as an exhibit to our 2025 Annual Report on Form 10-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2025, other than (i) a Form 3 and Form 4 for Ms. Kelley Stinson Nicholas filed on July 1, 2025 for common stock and stock options, respectively, granted on June 23, 2025; (ii) a Form 3 for Mr. Sipos filed on February 17, 2026 for common stock and stock options granted on December 15, 2025 and a Form 4 for Mr. Sipos filed on February 17, 2026 for restricted stock units granted on December 15, 2025; and (iii) a Form 4 for Ms. Lee-Sepsick filed on November 19, 2025 for senior secured convertible notes and common stock purchase warrants purchased on November 7, 2025, in each case due to a delay in receiving EDGAR codes from the SEC.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.

Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2027 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2027 Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. The brief biographical description of our directors set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of our directors that led to the conclusion that each such director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our board of directors currently consists of five directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class I and Class III expire at our Annual Meetings of Stockholders to be held in 2028 and 2027, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that the Class II nominees named below be elected as a Class II directors for a three-year term expiring at our 2029 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of the nominee named below, unless the proxy is marked to withhold authority to so vote. If a nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominees have consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominee to Our Board of Directors

The nominees and their ages, occupations and length of service on our board of directors as of April 27, 2026 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Charles Larsen	74	Director and Director Nominee	October 2015
Kenneth Eichenbaum	49	Director and Director Nominee	March 2026

Charles Larsen has served as a member of our Board since October 2015 and as Chairperson of our Board since 2021. Mr. Larsen has over 35 years of operating and technical experience in the medical device industry. He co-founded Novoste Corporation in 1992 and The Innovation Factory in 1999 and through his role at The Innovation Factory, he co-founded additional companies, including medical device companies such as Acufocus, Inc., AqueSys Inc., Halscion, Inc., Neuronetics, Inc. and Sebacia, Inc. He holds over 30 issued U.S. and international patents on medical devices. Before joining Novoste, Mr. Larsen held positions with Novoste Puerto Rico, Cordis Corporation, Key Pharmaceuticals and Parke-Davis/Warner Lambert in executive, senior engineering and project management roles. Mr. Larsen also serves on the Board of Directors of Acufocus, CardioFocus, Intuity Medical Inc., and Torax Medical, Inc, each specialty medical or medical device companies. Mr. Larsen is a graduate of the New Jersey Institute of Technology with a B.S. in Mechanical Engineering.

Our Board believes that Mr. Larsen is qualified to serve on our Board due to his expertise in medical device companies and technology.

Kenneth Eichenbaum is a board-certified anesthesiologist with extensive clinical and healthcare technology experience. He has maintained clinical practice affiliations with Corewell Health William Beaumont University Hospital and Trinity Health Oakland Hospital since 2017 and 2021, respectively. He completed a fellowship in cardiothoracic anesthesia at Stanford University Medical Center and holds a medical degree from the Icahn School of Medicine at Mount Sinai in New York. He also holds a Master of Science in Data Network Engineering, a Bachelor of Science in Materials Science Engineering from the University of Pennsylvania, and a Bachelor’s degree from The Wharton School with a concentration in Finance.

Our Board believes that Mr. Eichenbaum is qualified to serve on our board due to his experience in the life sciences industry and his finance background.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 27, 2026 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class I Directors:
Alistair Milnes (1)(2)(3)	53	Director	June 2023
Edward Uzialko, Jr. (1)(2)	75	Director	August 2005

Class III Director:
Kathy Lee-Sepsick	58	Founder, President, CEO and Director	February 2004

(1)	Member of our audit committee
(2)	Member of our compensation committee
(3)	Chairperson of our nominating and corporate governance committee

Kathy Lee-Sepsick, our founder, has served as our Chief Executive Officer and President since 2004 and served as our Chairperson from 2004 to 2021. Ms. Lee-Sepsick has served as a senior executive in the medical technologies industry for nearly three decades, compiling a successful track record in growing emerging companies and corporate operating divisions. She holds over 200 patents globally for Femasys products and product candidates. Ms. Lee-Sepsick was instrumental in the various stages of product and company life cycles with strategic, operational, and executive responsibilities, at start-ups Novoste Corporation, developer of intravascular therapy solution and SaluMedica, biomaterial developer of artificial cartilage. At the onset of her career, Ms. Lee-Sepsick served in a product management role at Terumo Medical Corporation, where she was integral in the management of strategic partner, Boston Scientific Corporation. Ms. Lee-Sepsick is a graduate of Rutgers University with an MBA and a BS in Biochemistry.

Our Board believes that Ms. Lee-Sepsick is qualified to serve on our Board because of the perspective and experience she brings as our founder and Chief Executive Officer and her background in the life sciences industry.

Alistair Milnes has served as a member of our Board since June 2023. Mr. Milnes has served as Chief Operating Officer at Bicycle Therapeutics, a clinical-stage biopharmaceutical company, since January 2022 and previously served as Vice President, Human Resources and Communications from January 2021 to December 2021. Previously, he served as Strategic Advisor at Rio Tinto with a focus on transformation, people and communications from January 2020 to December 2020, and in roles of increasing responsibility at Gazprom Marketing & Trading Ltd., from 2010 to October 2019, including serving as Director of Global Human Resources and Communications, from December 2017 to October 2019 and Director of Global Human Resources from 2013 to November 2017. Mr. Milnes received his B.A. from Edinburgh Napier University.

Our Board believes that Mr. Milnes is qualified to serve on our Board due to his extensive experience in the life sciences as well as his business and leadership experience.

Edward Uzialko, Jr. has served as a member of our Board since August 2005 and was lead investor during the formative years of the Company. Mr. Uzialko was the founder and Chief Executive Officer of Lynk Systems, Inc. from 1991 until it was acquired by Royal Bank of Scotland in 2004. Lynk was a provider of merchant payment and ATM processing services to merchants. Mr. Uzialko has also served as the owner and Chief Executive Officer of Mainstream Merchant Services, a merchant processing company, from 2007 until it was acquired. Mr. Uzialko also held positions with First Financial Management Corporation and Intercept. Mr. Uzialko attended the Florida Institute of Technology from 1969 to 1973 pursuing a degree in computer science.

Our Board believes that Mr. Uzialko is qualified to serve on our Board due to his experience in the financial technology industry.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our Board during the fiscal year ended December 31, 2025. Ms. Lee-Sepsick is not included in the table below, as she is employed as our President and Chief Executive Officer and receives no compensation for her service as a director. The compensation received by Ms. Lee-Sepsick as an employee is shown in “Executive Compensation-Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Awards(1) ($)	All Other Compensation ($)	Total ($)
Charles Larsen	115,000	12,813	—	127,813
Alistair Milnes	66,875	12,813	—	79,688
Joshua Silverman (2)	45,000	12,813	—	57,813
Edward Uzialko	56,875	12,813	—	69,688

(1)
The values shown reflect the grant date fair value of the non-employee director stock option awards computed in accordance with FASB ASC, Topic 718. See Note 10 to the Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, for a discussion on the relevant assumptions used in the calculation.

(2)	Mr. Silverman resigned from the Board on March 17, 2026.

Non-Employee Director Compensation Arrangements

Our non-employee director compensation policy consists of annual retainer fees and long-term equity awards. Under the policy, each director who is not an employee will be paid cash compensation as set forth below:

Annual Retainer
Board of Directors:
Members	$40,000
Additional retainer for non-executive chair, if any	$35,000
Audit Committee:
Members (other than chair)	$10,000
Retainer for chair	$20,000
Compensation Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000

The Board may, in its discretion, permit a non-employee director to elect to receive any portion of the annual cash retainer in the form of fully vested and unrestricted shares of common stock in lieu of cash.

Also, pursuant to this policy, on the date of any annual meeting of our stockholders, we intend to grant each eligible non-employee director an award of an option to purchase 17,600 shares of our common stock (at a per-share exercise price equal to the closing price per share of the common stock on the date of such annual meeting (or on the last preceding trading day)). The terms of each such award will be set forth in a written award agreement between each non-employee director and us, which will generally provide for vesting after one year of continued service as a director. Each such award will vest in full immediately prior to the occurrence of a Change in Control (as defined in the 2021 Plan).

Also, pursuant to this policy, we intend to grant any eligible new non-employee director who joins the board an award of an option to purchase 35,200 shares of our common stock (at a per-share exercise price equal to the closing price per share of the common stock on the date of such director's election or appointment (or on the last preceding trading day)). The terms of each such award will be set forth in a written award agreement between the non-employee director and us, which will generally provide for vesting in three equal installments following the date of grant (such that such award will vest in full on the third anniversary of the date of grant subject to continued service). Each such award will vest in full immediately prior to the occurrence of a Change in Control.

All cash and equity awards granted under the non-employee director compensation policy will be granted under, and subject to the limits of, the 2021 Plan.

We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the Board and committees thereof.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” NOMINEES FOR THE ELECTION OF THE CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2026 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the number of votes cast “FOR” exceed the number of votes “AGAINST” the proposal. In the event that KPMG LLP is not ratified by our stockholders, the audit committee will review its future selection of KPMG LLP as our independent registered public accounting firm.

KPMG LLP audited our financial statements for the fiscal year ended December 31, 2025 and their engagement for the fiscal year ended December 31, 2026 is being recommended by the board of directors to the stockholders for ratification. Representatives of KPMG LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table provides information regarding the fees billed for professional services rendered by KPMG LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2025 and 2024:

	Year Ended December 31,
	2025	2024
Audit fees(1)	$567,246	$495,573
Tax fees(2)	71,950	68,315
Total fees	$639,196	$563,888

(1)
Consists of services rendered in connection with the audit of our financial statements, including audited financial statements included in our Form 10-K filing and presented in our Registration Statement on Forms S-1 and on Form S-3, review of the interim financial statements and services normally provided in connection with regulatory filings.

(2)	Consists of fees billed for professional services in connection with the preparation of our tax returns, including the services for our research and development tax credit analysis.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above for 2025 were approved by our audit committee.

Vote Required

Approval will be obtained if the number of votes cast “FOR” Proposal Two at the Annual Meeting exceeds the number of votes “AGAINST” Proposal Two Abstentions and broker non-votes will have no effect on Proposal Two.

Recommendation of the Board

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 15, 2026 by:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

Percentage ownership of our common stock is based on 60,390,686 shares of our common stock outstanding on April 15, 2026. Unless noted otherwise, the address of all listed stockholders is 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024.

	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Name and Address of Beneficial Owner 5% Stockholders:
PharmaCyte Biotech, Inc.(1)	4,932,825	7.63%
Dauntless Investment Group, LLC(2)	6,330,737	9.99%
Jorey Chernett(3)	6,245,144	9.99%
Named executive officers and directors:
Kathy Lee-Sepsick(4)	1,813,853	2.94%
Dov Elefant(5)	769,542	1.26%
Daniel Currie(6)	109,240	*
Charles Larsen(7)	262,944	*
Alistair Milnes(8)	34,600	*
Edward Uzialko, Jr.(9)	1,252,006	2.07%
Kenneth Eichenbaum(10)	542,085	*
All executive officers and directors as a group (9 individuals)	4,912,110	7.75%

*	Less than 1%.

(1)
As reported in Schedule 13G filed with the SEC dated March 18, 2026 by PharmaCyte Biotech, Inc. Includes (i) 695,537 shares of common stock and (ii) Series A warrants immediately exercisable for 4,237,288 shares of common stock, subject to a 19.99% beneficial ownership limitation. The stockholder may change its beneficial ownership limitation upon giving notice to us, which such change will not be effective until the 61st day after the notice is delivered to us. The address of PharmaCyte Biotech, Inc. is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

(2)
As reported in Schedule 13G/A filed with the SEC dated November 14, 2025 by Dauntless Investment Group, LLC, (“Dauntless”) as updated for events known to us since such filing. Includes (i) 588,325 shares of common stock purchased in June 4, 2025 private placement transaction, (ii) 1,611,112 common stock purchased in August 27, 2025 public offering, in conjunction with prefunded 2,000,000 pre-funded warrants exercisable at $0.0001 per share, and purchase of 3,611,112 common warrants exercisable through August 27, 2030 at a price of $0.36 per share, (iii) 6,551,425 shares of common stock issuable upon conversion of senior secured convertible notes (the “Notes”) (representing (x) 4,094,641 shares of our common stock issuable to Daniel Herr and Lauren Rimoin Living Trust (“Trust”), (y) 272,976 shares of our common stock issuable to MK Plumeria, LLC (“MK Plumeria”) and (z) 2,183,808 shares of our common stock issuable to HFCG, LLC ((HFCG”)), which conversion is subject to a 19.99% beneficial ownership limitation, and (iv) Series A-1 Warrants to purchase shares of our common stock at an exercise price of $0.81 per share (the “Series A-1 Warrants”), Series B-1 Warrants to purchase shares of our common stock at an exercise price of $0.921 per share (the “Series B-1 Warrants”), Series C-1 Warrants to purchase shares of our common stock at an exercise price of $1.10 per share (the “Series C-1 Warrants”) and Series D-1 Warrants to purchase shares of our common stock at an exercise price of $0.58 per share (the “Series D-1 Warrants” and collectively with the Series A-1 Warrants, the Series B-1 Warrants and the Series C-1 Warrants, the “Warrants”) exercisable for 6,551,425, 6,551,425, 6,551,425 and 6,551,425 shares of common stock, respectively, (representing, in each case, (x) 4,094,641 shares of our common stock issuable to Trust, (y) 272,976 shares of our common stock issuable to MK Plumeria and (z) 2,183,808 shares of our common stock issuable to HFCG) subject to a 19.99% beneficial ownership limitation. The Notes and the Warrants are subject to a beneficial ownership limitation of 9.99%, which does not permit Dauntless to convert that portion of the Notes or to exercise that portion of the Warrants that would result in Dauntless and its affiliates owning, after exercise, a number of shares of our common stock in excess of the beneficial ownership limitation. The address of Dauntless is 8567 Hummingbird, Commerce Township, MI 48382.

(3)
As reported in Schedule 13G/A filed with the SEC dated August 5, 2025 by Jorey Chernett, as updated for events known to us since such filing. Includes (i) 1,000,000 shares of common stock purchased in June 4, 2025 private placement transaction, (ii) 805,556 common shares purchased in August 27, 2025 public offering, in conjunction with 4,750,000 pre-funded warrants exercisable at $0.0001 per share, and of 5,555,556 common warrants exercisable through August 27, 2030 at a price of $0.36 per share, (iii) 7,745,696 shares of common stock issuable upon conversion of the Notes (representing (x) 955,416 shares of our common stock issuable to Mr. Chernett and (y) 6,790,280 shares of our common stock issuable to Pointillist Global Macro Series of Pointillist Partners LLC (“Pointillist”)), which conversion is subject to a 19.99% beneficial ownership limitation, and (iv) Series A-1 Warrants, Series B-1 Warrants, Series C-1 Warrants and Series D-1 Warrants exercisable for 7,745,696, 7,745,696, 7,745,696, and 7,745,696 shares of common stock, respectively, (representing, in each case (x) 955,416 shares of our common stock issuable to Mr. Chernett and (y) 6,790,280 shares of our common stock issuable to Pointillist) subject to a 19.99% beneficial ownership limitation. The Notes and the Warrants are subject to a beneficial ownership limitation of 9.99%, which does not permit Mr. Chernett to convert that portion of the Notes or to exercise that portion of the Warrants that would result in Mr. Chernett and his affiliates owning, after exercise, a number of shares of our common stock in excess of the beneficial ownership limitation. The address of Mr. Chernett is 6222 Indianwood Trail, Bloomfield Hills, MI 48301.

(4)
Consists of 360,627 shares owned directly, 72,223 shares held by the Lee-Sepsick Family Trust, and 987,751 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 25, 2026, of which all are vested as of such date. Includes common stock warrants purchased in August 2025 exercisable for 48,535 shares of common stock, and Series A-1 Warrants, Series B-1 Warrants, Series C-1 Warrants and Series D-1 Warrants in each case exercisable for 68,244 shares of common stock and 71,741 shares of common stock issuable upon conversion of the Notes, all which are exercisable or convertible, as applicable, as of 60 days from April 15, 2026.

(5)
Consists of 58,436 shares owned directly, 499,920 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 25, 2026, of which all are vested as of such date. Includes common stock warrants purchased in August 2025 exercisable for 38,828 shares of common stock, and Series A-1 Warrants, Series B-1 Warrants, Series C-1 Warrants and Series D-1 Warrants in each case exercisable for 34,122 shares of common stock and 35,870 shares of common stock issuable upon conversion of the Notes, all which are exercisable or convertible, as applicable, as of 60 days from April 15, 2026.

(6)	Consists of 86,275 shares owned directly, 22,223 shares held by the Currie Family Trust, and 742 shares held by Mr. Currie’s spouse. Mr. Currie retired effective December 15, 2025.
(7)
Consists of 55,986 shares owned directly, 34,600 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 25, 2026, of which all are vested as of such date. Includes Series A-1 Warrants, Series B-1 Warrants, Series C-1 Warrants and Series D-1 Warrants in each case exercisable for 34,122 shares of common stock and 35,870 shares of common stock issuable upon conversion of the Notes, all of which are exercisable or convertible, as applicable, as of 60 days from April 15, 2026.

(8)	Consists of 34,600 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of April 15, 2026, of which all are vested of such date.
(9)
Consists of 1,187,231 shares owned directly, 30,175 shares owned by Mr. Uzialko’s spouse and 34,600 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of April 15, 2026, of which all are vested as of such date.

(10)
Consists of 25,010 shares owned directly. Includes Series A-1 Warrants, Series B-1 Warrants, Series C-1 Warrants and Series D-1 Warrants in each case exercisable for 102,366 shares of common stock and 107,611 shares of common stock issuable upon conversion of the Notes, all which are exercisable or convertible, as applicable, as of 60 days from April 15, 2026.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 27, 2026 and positions with Femasys are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Kathy Lee-Sepsick	58	Founder, President and Chief Executive Officer and Director
Dov Elefant	58	Chief Financial Officer
John Canning	52	Chief Operating Officer
Jeremy Sipos	52	Chief Technology Officer

Our Board chooses our executive officers, who then serve at the discretion of our Board.

Kathy Lee-Sepsick our founder, has served as our Chief Executive Officer and President since 2004 and served as our Chairperson from 2004 to 2021. Ms. Lee-Sepsick has served as a senior executive in the medical technologies industry for nearly three decades, compiling a successful track record in growing emerging companies and corporate operating divisions. She holds over 200 patents globally for Femasys products and product candidates. Ms. Lee-Sepsick was instrumental in the various stages of product and company life cycles with strategic, operational, and executive responsibilities, at start-ups Novoste Corporation, developer of intravascular therapy solution and SaluMedica, biomaterial developer of artificial cartilage. At the onset of her career, Ms. Lee-Sepsick served in a product management role at Terumo Medical Corporation, where she was integral in the management of strategic partner, Boston Scientific Corporation. Ms. Lee-Sepsick is a graduate of Rutgers University with an MBA and a BS in Biochemistry.

Dov Elefant has served as our Chief Financial Officer since February 2022. Mr. Elefant served as the vice president and CFO of Cellectar Biosciences, a late-stage clinical biopharmaceutical company focused on the discovery, development and commercialization of targeted cancer drugs, from September 2019 to February 2022. He served as Chief Financial Officer at Akari Therapeutics, Plc from January 2012 to September 2019. Prior to his role at Akari Therapeutics, Plc, he was Chief Financial Officer at Althera Medical Ltd. Mr. Elefant holds a B.S. in Accounting from the Sy Syms School of Business at Yeshiva University.

Jeremy Sipos has served as our Chief Technology Officer since December 2025. Mr Sipos has over 20 years of research & development and engineering experience in the medical device industry for Class II and Class III products from concept to commercialization, including developing and managing design control processes. As an advanced product development engineer with Theragenics Corporation, he was the project lead for a wide range of medical devices including bioabsorbable implants, brachytherapy devices, and other single use disposable devices. Mr. Sipos is a graduate of Georgia State University summa cum laude with a BS in Chemistry and Purdue University with an MS in Biomedical Engineering.

John Canning has served as our Chief Operating Officer since March 2026. Mr. Canning brings more than 25 years of experience in global operations and technology leadership within the medical device industry. He has a proven track record of scaling organizations, advancing product pipelines, and driving operational excellence across manufacturing, supply chain, product development, regulatory, and clinical functions to support commercialization and global growth. Previously, Mr. Canning served as Chief Operating Officer and Chief Technology Officer at Terumo Aortic, where he led global operations and technology functions for complex medical device products. He also held senior leadership roles at Bolton Medical, including Chief Operating Officer, where he was instrumental in its acquisition by Terumo. Earlier in his career, he held manufacturing leadership positions at Medtronic Vascular. Mr. Canning holds a B.S. in Mechanical Engineering from The College of New Jersey.

EXECUTIVE COMPENSATION

Our named executive officers for 2025, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	Kathy Lee-Sepsick, our founder, President, Chief Executive Officer and Director;

•	Daniel Currie, our Chief Operating Officer; and

•	Dov Elefant, our Chief Financial Officer.

Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each of our named executive officers during 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards(1) ($)	All other compensation(2) ($)	Total ($)
Kathy Lee-Sepsick President and Chief Executive Officer	2025	542,000	162,600	398,520	37,984	1,141,104
	2024	542,000	81,300	139,117	37,917	800,334
Daniel Currie(5) Chief Operating Officer	2025	383,975	—	184,065	70,730(3)	638,770
	2024	400,670	48,668	42,027	31,917	529,282
Dov Elefant Chief Financial Officer	2025	432,600	97,335	148,888	64,429(4)	743,252
	2024	432,600	40,067	57,032	76,137(4)	605,836

(1)
The values shown reflect the grant date fair value of the stock option awards computed in accordance with FASB ASC, Topic 718. See Note 10 to the Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, for a discussion on the relevant assumptions used in the calculation.

(2)	Consists of paid family health benefits and 401K match for 2025.

(3)	Includes $32,747 of unused vacation paid for 2025.

(4)	Includes reimbursed relocation costs of $38,400 and $34,175 for 2025 and 2024, respectively.

(5)	Mr. Currie retired effective December 15, 2025.

Executive Employment Arrangements

We have entered into employment agreements with each of our named executive officers, as further described below. Each of our named executive officers’ employment is “at-will” and may be terminated at any time.

Ms. Lee-Sepsick. We entered into an amended and restated employment agreement with Ms. Lee-Sepsick, dated June 1, 2021, or the Lee-Sepsick Employment Agreement, providing for her position as President and Chief Executive Officer. Ms. Lee-Sepsick’s base salary in 2025 was $542,000. The Lee-Sepsick Employment Agreement provides for an indefinite term and is terminable for just cause by us and at will by Ms. Lee-Sepsick, provided Ms. Lee-Sepsick is required to provide thirty days’ advance written notice to us in the event she voluntarily terminates the Lee-Sepsick Employment Agreement. The Lee-Sepsick Employment Agreement provides for Ms. Lee-Sepsick's eligibility to receive discretionary, performance-based annual bonuses. The Lee-Sepsick Employment Agreement contains non-competition and employee non-solicitation covenants that apply through one year following termination of employment. The Lee-Sepsick Employment Agreement also provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control (as defined in the Lee-Sepsick Employment Agreement), (A) the sum of (x) 24 months of her then current base salary and (y) two times her annual target bonus, (B) subsidized COBRA premiums for 24 months following her termination of employment and (C) acceleration in full of the vesting of her outstanding equity awards that are granted by us, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of her then current base salary and (y) a prorated portion of her annual bonus, and (B) subsidized COBRA premiums for twelve months following her termination of employment.

Daniel Currie. We entered into an amended and restated employment agreement with Mr. Currie, dated June 1, 2021. Mr. Currie’s base salary in 2025 was $400,670. Daniel Currie retired effective December 15, 2025. Mr. Currie’s employment agreement provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of his then current base salary and (y) annual target bonus or commission amount, (B) subsidized COBRA premiums for twelve months following his termination of employment and (C) acceleration in full of the vesting of any outstanding equity awards that are granted by us on or following the date of effectiveness of the registration statement of which this prospectus forms a part, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) nine months of his then current base salary and (y) a prorated portion of his annual target bonus or commission amount, and (B) subsidized COBRA premiums for nine months following his termination of employment.

Dov Elefant. We entered into an employment agreement with Mr. Elefant, dated February 28, 2022, providing for his position as Chief Financial Officer. Mr. Elefant’s base salary in 2025 was $432,600. Mr. Elefant’s employment agreement provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control, (A) the sum of (x) eighteen months of his then current base salary and (y) annual target bonus or commission amount, (B) subsidized COBRA premiums for eighteen months following his termination of employment and (C) acceleration in full of the vesting of any outstanding equity awards that are granted by us on or following the date of effectiveness of the registration statement of which this prospectus forms a part, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of his then current base salary and (y) a prorated portion of his annual target bonus or commission amount, and (B) subsidized COBRA premiums for twelve months following his termination of employment.

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. We expect that our named executive officers will be eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.

Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Kathy Lee-Sepsick	03/18/2016	—(1)	55,556	—	111,111	1.71	03/18/2026
	06/30/2017	06/01/2017(2)	166,668	—	—	3.24	06/30/2027
	12/13/2019	11/01/2019(2)	5,556	—	—	6.12	12/13/2029
	01/26/2022	09/22/2023(3)	100,000	—	—	13.00	01/26/2032
	07/03/2023	07/03/2023(2)	135,200	135,200	—	0.49	07/03/2033
	07/03/2023	07/03/2023(4)	271,900	—	—	0.49	07/03/2033
	02/01/2024	02/01/2024(2)	51,225	153,675	—	0.80	02/01/2034
	01/29/2025	01/29/2025(6)	—	59,849	—	1.17	01/29/2035
	01/29/2025	01/29/2025(2)	—	262,700	—	1.17	01/29/2035
	01/29/2025	01/29/2025(4)	120,353	—	—	1.17	01/29/2035
Daniel Currie	03/18/2016	09/11/2015(2)	5,556	—	—	1.71	03/18/2026
	06/30/2017	06/01/2017(2)	27,778	—	—	3.24	06/30/2027
	12/13/2019	11/01/2019(2)	5,556	—	—	6.12	12/13/2029
	01/25/2022	01/25/2022(2)	15,000	—	—	3.03	01/25/2032
	01/25/2022	(5)	20,000	—	—	3.03	01/25/2032
	07/03/2023	07/03/2023(2)	42,300	—	—	0.49	07/03/2033
	07/03/2023	07/03/2023(4)	124,800	—	—	0.49	07/03/2033
	02/01/2024	02/01/2024(2)	15,475	—	—	0.80	02/01/2034
	01/28/2025	01/28/2025(6)	59,313			1.05	01/28/2035
Dov Elefant	02/28/2022	02/28/2022(2)	75,000	25,000	—	2.97	02/28/2032
	07/03/2023	07/03/2023(2)	52,600	52,600	—	0.49	07/03/2033
	07/03/2023	07/03/2023(4)	204,700	—	—	0.49	07/03/2033
	02/01/2024	02/01/2024(2)	21,000	63,000	—	0.80	02/01/2034
	01/28/2025	01/28/2025(2)	—	114,300	—	1.05	01/28/2035
	01/28/2025	01/28/2025(4)	72,045	—	—	1.05	01/28/2035

(1)	The stock option award provides for 55,556 awards vested upon the approval of an IDE application and 111,111 awards to vest on the PMA approval for FemBloc.
(2)
The stock option award provides for 25% of the award to vest on each anniversary of the vesting commencement date (such that the award would fully vest on the fourth anniversary of the vesting commencement date), subject to the recipient's continuous employment with us through the relevant vesting dates.

(3)	The stock option award provides for 100,000 awards to vest on FDA de novo approval for FemaSeed. Vesting occurred on September 22, 2023.
(4)	The stock option award provides for 100% vesting upon grant.
(5)
The stock option award provides for 5,000 awards to vest annually on each anniversary of the filing of the date of the FemaSeed de novo with FDA if such filing occurs during the year ended December 31, 2023 and for 5,000 awards to vest annually on each anniversary of the filing of the date of the IDE submission to the FDA for FemBloc if such filing occurs during the year ended December 31, 2023, subject to the recipient's continuous employment with us through the relevant vesting dates. The options related to FemBloc began vesting June 26, 2023, and the options related to FemaSeed began vesting September 22, 2023.

(6)
The stock option award provides for 1/3 of the award to vest on each anniversary of the vesting commencement date (such that the award would fully vest on the third anniversary of the vesting commencement date), subject to the recipient's continuous employment with us through the relevant vesting dates.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, we grant stock options to our employees, including our named executive officers. Historically, we have granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter, which are scheduled far in advance. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of our stockholders, respectively, pursuant to our non-employee director compensation policy. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information about us when determining the timing of stock option grants and does not seek to time the award of stock options in relation to our public disclosure of material nonpublic information. We have not timed the release of material nonpublic information for the purpose of affecting the value of executive compensation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Directors, Executive Officers and Corporate Governance,” respectively, since January 1, 2025, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation.”

Employment Arrangements

We have entered into employment agreements with each of our executive officers. See “Executive Compensation—Executive Employment Agreements” for a further discussion of these arrangements.

We employ Ms. Kayla Carlton, the daughter of Ms. Lee-Sepsick, our President, Chief Executive Officer and director. In 2025, Ms. Lee-Sepsick’s daughter’s total compensation and benefits was $237,000, which was consistent with the compensation and benefits provided to our other employees with equivalent qualifications, experience and responsibilities. Ms. Lee-Sepsick’s daughter is not an officer under Section 16 of the Exchange Act.

Director and Officer Indemnification and Insurance

We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs and expenses, and have purchased directors' and officers' liability insurance.

Stock Option Grants to Executive Officers and Directors

We have granted options to our executive officers and our directors as more fully described in the section entitled “Executive Compensation.”

Policies and Procedures for Transactions with Related Persons

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm's length transaction and the extent of the related person’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and KPMG LLP our audited financial statements for the fiscal year ended December 31, 2025. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with KPMG LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2025 filing with the SEC.

Submitted by the Audit Committee
Charles Larsen, Chair
Alistair Milnes
Edward Uzialko

ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia 30024
Attn: Investor Relations

Our annual report on Form 10-K for the fiscal year ended December 31, 2025 is also available at https://ir.femasys.com/financials/sec-filings/ under “SEC Filings” in the “Financial” section of our website.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the proxy materials. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer Suwanee, Georgia April 30, 2026

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V96514-P53622 For Against For Against Abstain
1a. Charles Larsen 1b. Kenneth Eichenbaum FEMASYS INC. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: 3. To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. 2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR the following proposal: BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O FEMASYS INC. P.O. BOX 1342 BRENTWOOD, NY 11717 ! ! ! ! ! ! ! ! VOTE BY INTERNET -  www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW  MATERIALS & VOTE w V96515-P53622

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement for the Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com. FEMASYS INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 24, 2026 The stockholder(s) hereby appoint(s) Kathy Lee-Sepsick and Dov Elefant, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Femasys Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on Wednesday, June 24, 2026, at the offices of Femasys Inc. at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side